UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2004

                           UNITED HERITAGE CORPORATION
               (Exact name of Registrant as specified in charter)

       Utah                           0-9997                 87-0372864
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                    Identification Number)

                      2 North Caddo Street, P.O. Box 1956,
                           Cleburne, Texas 76033-1956
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (817) 641-3681

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      This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM  5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On July 12, 2004 United Heritage Corporation signed a letter of intent with Imperial Petroleum, Inc. The letter of intent states that it is not binding, and that the transaction contemplated in it must be approved by the Boards of Directors and the stockholders of each of the signatories and is subject to regulatory, tax and accounting considerations and appropriate investigations by each of the parties.

      Pursuant to the letter of intent, Jeffrey T. Wilson, President of Imperial Petroleum, Inc. (or his designees), will purchase 13,188,834 shares of United Heritage Corporation common stock for a purchase price of $0.75 per share. 7,855,500 of these shares will be purchased from Walter G. Mize, President of United Heritage Corporation and Christian Heritage Foundation. The remaining shares will be purchased directly from United Heritage Corporation. Subsequent to the stock purchase, Imperial Petroleum, Inc. will be merged into United Heritage Corporation, with each stockholder of Imperial Petroleum, Inc. receiving one share of United Heritage Corporation common stock for three shares of Imperial Petroleum, Inc. common stock.

      In conjunction with the merger, United Heritage Corporation may spin-out National Sales Corporation to stockholders who are of record prior to Mr. Wilson's acquisition of common stock.

      Attached as Exhibit 99 is a press release announcing the transaction.

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ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS

      99. Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Heritage Corporation


By:/s/ Walter Mize
-------------------------
   Walter Mize, President

Dated:  July 14, 2004